BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Vertical Short Form Amalgamation Application

FORM 14
BUSINESS CORPORATIONS ACT
Section 275

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

FILING DETAILS:	*Amalgamation Application for:* **1042000 B.C. LTD.**
	Incorporation Number: **BC1042036**
Filed Date and Time:	**July 7, 2015 02:09 PM Pacific Time**
Recognition Date and Time:	**July 7, 2015 02:09 PM Pacific Time as a result of an Amalgamation.**

AMALGAMATION APPLICATION

The amalgamated company will adopt as its Notice of Articles, the Notice of Articles of the amalgamating holding corporation, 1042000 B.C. LTD., Incorporation No. C1042000.

AMALGAMATION EFFECTIVE DATE:

The amalgamation is to take effect at the time that this application is filed with the Registrar.

AMALGAMATING CORPORATION(S) INFORMATION

Name of Amalgamating Corporation(s)	Incorporation Number in BC
1042000 B.C. LTD.	C1042000
INSPIRA FINANCIAL INC.	BC1041981

AMALGAMATION STATEMENT

This amalgamation has been effected without court approval. A copy of all of the required affidavits under section 277(1) have been obtained and the affidavit obtained from each amalgamating company has been deposited in that company's records office.

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 7, 2015 02:09 PM Pacific Time

Incorporation Number: **BC1042036**

Recognition Date and Time: *July 7, 2015 02:09 PM Pacific Time as a result of an Amalgamation*

NOTICE OF ARTICLES

Name of Company:

1042000 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
PO BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
PO BOX 11117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
PO BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
PO BOX 11117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
MINTZ, GARY

Mailing Address:	Delivery Address:
88 WILLOW AVENUE WALNUT CREEK CA 94595 UNITED STATES	88 WILLOW AVENUE WALNUT CREEK CA 94595 UNITED STATES

Last Name, First Name, Middle Name:
MUNRO, ROBERT

Mailing Address:	Delivery Address:
36 MCRAE DRIVE TORONTO ON M4G 1R9 CANADA	36 MCRAE DRIVE TORONTO ON M4G 1R9 CANADA

Last Name, First Name, Middle Name:
LAVINE, MARC

Mailing Address:	Delivery Address:
7 RUE DE MEDICIS PARIS 75006 FRANCE	7 RUE DE MEDICIS PARIS 75006 FRANCE

Last Name, First Name, Middle Name:
Kimel, Richard

Mailing Address:	Delivery Address:
181 BAY STREET, SUITE 1800 TORONTO ON CANADA	181 BAY STREET, SUITE 1800 TORONTO ON CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

Number: BC1042036

CERTIFICATE
OF
AMALGAMATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1042000 B.C. LTD., incorporation number C1042000, and INSPIRA FINANCIAL INC., incorporation number BC1041981 were amalgamated as one company under the name 1042000 B.C. LTD. on July 7, 2015 at 02:09 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 7, 2015

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE